UNITED STATES
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VERITAS DGC INC.
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The following slides were used in investor presentations on October 6, 2006 by Veritas DGC Inc. regarding the merger of Veritas DGC Inc. and Compagnie Générale de Géophysique:

Veritas DGC Inc. Goldman Sachs - October 6, 2006

Disclaimer FORWARD-LOOKING INFORMATION This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements as to expectations, beliefs and future financial performance, such as statements regarding our business prospects. All of these are based on current information and expectations that are subject to a number of risks, uncertainties and assumptions. These risks and uncertainties are more fully described in our reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual outcomes may vary in material respects from those currently anticipated. INVESTOR NOTICE In connection with the proposed transaction, CGG and Veritas intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by CGG with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the CGG American Depositary Shares ("ADS"), as well as the CGG ordinary shares underlying such CGG ADSs, to be issued in exchange for shares of Veritas common stock, and Veritas and CGG plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Veritas, CGG, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Veritas and CGG through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Veritas by contacting Investor Relations at +1 (832) 351-882 and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31. Veritas and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Veritas's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Veritas by contacting Investor Relations at +1 (832) 351-882 CGG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in CGG's Form 20-F filed with the SEC on May 9, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31].

Veritas: a Global Provider of Integrated Geophysical Information and Services

Veritas Key Facts FINANCE 2006 2005 Revenue $ 822M $ 634M PBT $ 139M $ 76M EPS $ 2.08 $ 1.31 HUMAN RESOURCES Marine Acquisition 396 Land 980 Imaging, R&D 793 Library Sales 47 Veritas Hampson-Russell 98 Corp Mgnt / Shared Services 389 Total 2703 ASSETS Marine: 6-3D vessels 1-2D vessel Over 350,000 meters of streamer capacity Land: 52,000 channels Imaging: 4 hub centers, 9 satellite centers Over 20,000 CPUs Library: 3D - 209,000 Sq. km, 2D - 202,000 km OFFICES Headquarters Houston Calgary Crawley Singapore July 06 Headcount 050100150200250300350400$ MillionsLandMarineMulti-ClientImaging20062005

5 Year Trend: Revenue & Operating Margin $477$452$502$565$634$822 0 100 200 300 400 500 600 700 800 900 2001 2002 2003 2004 2005 2006 Revenue in Millions -5% 0% 5% 10% 15% 20% 25% Operating Income Margin

Revenue by Product Line 389 353 477 452 502 565 634 822 61 140 138 170 158 208 190 242 35 48 82 49 57 65 55 110 73 31 46 33 63 65 141 163 138 108 145 121 137 135 141 177 82 22 57 74 77 91 111 13 15 16 19 66 13 8 4 0 100 200 300 400 500 600 700 800 900 1999 2000 2001 2002 2003 2004 2005 2006 $ millions VHR Processing Land acquisition Marine acquisition Multi-client land Multi-client marine

Veritas Market Overview

- **Multi-Client** ~ 40% of revenue
  - *Interest levels are high and continue to increase worldwide*
  - *Sales especially robust in GOM, N. Sea and Canada. New interest in Brazil*
- **Processing** ~ 20% of revenue
  - *New innovations are driving significant imaging enhancements and interest*
  - *High performance computing supports advances in processing and business*
- **Marine Acquisition** ~ 20% of revenue
  - *Surging activity has fully consumed worldwide capacity*
  - *New techniques and technologies are driving differentiation in the marketplace*
- **Land Contract** ~ 20% of revenue
  - *Land acquisition is a regionalized business*
  - *Activity is growing worldwide - strong in Canada, Middle East and N. Africa*

Visibility on strengthening market, pricing and differentiation extends well into 2007

7

The Information Business Where Technology Has Driven an Extremely Successful Business Model

Resurgence of interest in known basins Growing interest in new basins Our Multi-Client Business Deliver strong performance today and into the future Continue our balanced multi-client / contract strategy New coverage in proven and future areas of interest State of the art acquisition techniques and processing algorithms Conservative capitalization policy, amortization rates and margin assumptions Best-in-class data: Number one investor for the past three years Excellence in multi-client through the recent vintage of our data along with leading technology & technique Best-in-class data: Leading acquisition and processing YTD Revenue60%40% Land Marine

Coverage in Proven and New Areas US Land Scotia Shelf Brazil N. Africa N. Sea W. Africa GOM 2D: 39,800 km 3D: 32,400 Sq km 2D: 1,000 km 3D: 4,500 Sq km 2D: 6,300 km 3D: 93,700 Sq km 2D: 44,900 km 3D: 30,000 Sq km 2D: 4,900 km 2D: 44,400 km 3D: 12,600 Sq km 2D:17,200 km 2D: 43,300 km 3D: 16,900 Sq km Alberta Australia Indonesia 2D: 400 km 3D: 18,600 Sq km Total – Land 2D 400 km 3D 35,500 Sq. km Total - Marine 2D 201,800 km 3D 173,200 Sq. km Reprocessing not included

A Balanced Multi-Client / Contract Strategy



MC Revenue
MC Investment (net)
Difference
400
350
300
250
200
150
100
50
0
$ Millions
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006

11

1980 2006 Higher compute power and processing algorithm fidelity Prospects are increasingly complex, located in increasingly challenging locations Advanced Acquisition and Processing

Coverage - Multi-Client Gulf Of Mexico 2008 Expirations – 448 blocks 2007 Expirations – 884 blocks 2006 Expirations – 577 blocks 2005 Expirations– 154 blocks 2005 Expirations 2006 Expirations 2007 Expirations 2008 Expirations

Multi-Client Canada Coverage Existing 3D Seismic Proposed 3D Seismic

Proposed 2D & 3D Shagala 2006 Multi-Client Kazakhstan Coverage

Multi-Client - A Few Closing Thoughts Leading investor in Multi-client for the last three years New data available worldwide in key basins of interest Recent vintage data and continually improved acquisition and imaging dramatically enhances reservoir illumination Strengthens our seismic imaging business Differentiates and re-invents our data library Interest continues to strengthen globally Especially in deep water basins based on excellent exploration potential and drilling advances Provides strong returns through the cycles of the seismic business

The Service Business Differentiated and Adding Value to Our Products

Veritas (New build) Available February 2007 World class vessel - 10 x 8100 long streamers Seisquest 8 x 6000 – hybrid streamer Our Marine Acquisition Business Maintain maximum differentiation, quality and efficiency Six 3D vessels, one 2D vessel Wide azimuth acquisition and solid streamers are key Veritas differentiators Mix of multi-client and contract work Managed capacity planning Veritas Vantage 8 x 8100 – solid streamer Veritas Viking 8 x 8100 – solid streamer October upgrade: 10 x 8100 Veritas Viking II 8 x 8100 – solid streamer Veritas Voyager 1 x 10000 – solid streamer Pacific Sword 2 x 5000 – fluid streamer Vessel Capacity5112D8+ streamer 3D2 streamer 3D

Our Land Acquisition Business



Differentiated markets
Multicomponent / Artic



Highly and Pro-actively committed to QHSES



Operational leadership
Heli-portable, slip-sweep



Environments requiring specialized knowledge and equipment

Focus on profitability

- Selectively target high profitability markets: US, Canadian, Alaskan and Oman
- Standardize on Sercel SN 408 recording equipment
- Further develop multicomponent recording & processing capabilities



Recording Channels
6,750
3,750
20,000
11,000
9,500
Sercel 408
I/O RSR
I/O MRX
Sercel 388
Sercel 3C

Veritas has earned a reputation for completing the "tough jobs" with an excellent QHSES record

Global Processing Facility - a worldwide grid of clustered CPUs A suite of proprietary imaging sequences and algorithms Our Processing Business Exceptional team of industry experts Tight integration with R&D, production and our customers Independently benchmarked as making the most significant technology improvements and delivering the best images of processed data Further our leadership in reservoir and prospect imaging and illumination Drives processing as well as specialized acquisition and data library business Improves image fidelity, detail and accuracy Leverage our deep E&P expertise along with the latest computing technology Node Distribution8%24%57%11%NASAEAMEAsia PacGlobal Res

Houston CalgaryBuenos Aires Kuala Lumpur Caracas Perth Jakarta SingaporeCrawley, UKAberdeen Stavanger Lagos Luanda Data Processing Center Locations 9 Local Centers 4 Regional Centers

Our Data Processing Capacity Total Gigaflops Compute Capacity 0 50000 100000 150000 200000 250000 1999 2000 2001 2002 2003 2004 2005 2006 est.

Veritas Culture and Essence We have a passion for Quality, Technology, Innovation and Difference Fast implementers of leading edge acquisition technologies Develop and own leading state-of-the-art Imaging Technology Build and maintain high quality long lasting data library assets Recruit the best people, listen to them and give them space to think Focus on ROCE and cash flow and maintain strong balance sheet

Financial Results Q4 & YTD FY 2006

Seasonal Impact On Our Markets GOM Multi-Client GOM Multi-Client and Contract GOM Multi-Client Asia Pacific N.Sea Multi-Client W. Africa Multi-Client and Contract N.Sea Multi-Client Land Multi-Client Land Multi-Client Can & Lower 48 Arctic Canada & Alaska Can & Lower 48 Customer Budgets - MC

Veritas Quarterly Revenue Trends 250 200 150 100 50 0 2006 Revenue 2005 Revenue 2004 Revenue In $ Millions FY 06, Q4: $178 0501001502002503001st Qtr2nd Qtr3rd Qtr4th Qtr

Recent Financial Highlights – YTD FY 2006 Amounts in $ Millions except earnings per share and tax rate YTD YTD Variance Jul-06 Jul-05 Amount % Revenue $822.2 $634.0 $188.2 30% Operating Income $132.9 $ 64.2 $ 68.7 107% Net Income $ 82.2 $ 83.0 (1) $ (0.8) (1)% EPS-diluted $ 2.08 $ 2.37 (1) $(0.29) (12)% Tax Rate 41% nm nm nm Multi-Client Sales $352.1 $245.0 $107.1 44% Contract Sales $470.1 $389.0 $ 81.1 21% Balance Balance Variance At 7/31/06 At 7/31/05 Amount % Cash $402 $249 $153 61% Total Debt $155 $155 - - (1) includes $37m tax benefit, or $1.06 per share, related to tax valuation allowance reversals nm = not meaningful

Veritas Backlog Annual Trend Note: Approximately 90% of the July 31, 2006 backlog is scheduled to become revenue within 1 year. $ 194 $ 216 $ 173 $ 146 $ 456 $ 302 0 50 100 150 200 250 300 350 400 450 500 07/2001 07/2002 07/2003 07/2004 07/2005 07/2006 $ Millions Land AcquisitionMarine AcquisitionProcessingMulti-Client

2. CGG-Veritas: New Seismic Leader

CGG’s Strategy Differentiate through Technology Imaging & Sercel leadership positions Develop well positioned & high quality Multi-Client data library Enhance Leadership Services & Sercel participation in sector consolidation Demonstrated integration track record Anticipate Market Changes Sercel is best positioned to respond to market needs Global portfolio in services Successful repositioning on profitable segments Capitalize on Long Term Relationships with Key Customers Strong franchise and solid market positions: 75 years of experience Financial & Accounting Discipline Sound and optimized balance sheet / capital structure Sound accounting policies (e.g. proven Multi-Client accounting track record of no write-offs)

Source: Company data Notes: (1) Before intra-group sales elimination CGG Today Total 2005 Sales: $1,080M Total 2005 EBITDA: $277M Total 2004 Sales: $855M EBITDA Margin : 25.7% Y-0-Y Growth: 26.3% 12 Land Crews 2005 Sales: $149M 2004 Sales: $96M Y-0-Y Growth: 55% 9 x 3D & 4 x 2D Vessels 2005 Sales: $397M 2004 Sales: $256M Y-0-Y Growth: 55% Offshore 15 Dedicated Centers & 15 Open Centers 2005 Sales (1): $140M 2004 Sales (1): $130M Y-0-Y Growth: 7% Total 2005 Sales: $686M Total 2005 EBITDA: $197M EBITDA Margin: 28.7% Services Land Processing 6 Manufacturing Plants 2005 Sales: $470M 2004 Sales: $390M Y-0-Y Growth: 21% 2005 EBITDA (1): $121M EBITDA Margin: 25.7% Sercel Products

Veritas Today

Multi-Client



200,000 line kilometers of 2D data and over 200,000 square kilometers of 3D data

FY2005 Sales:	US$245M
FY2004 Sales:	US$273M
Y-0-Y Growth:	(10)%

Contract Marine



6 x 3D (1) & 1 x 2D Vessels

FY2005 Sales:	US$227M
FY2004 Sales:	US$135M
Y-0-Y Growth:	68%

Contract Land



Recording capacity of c. 51,000 channels

FY2005 Sales:	US$162M
FY2004 Sales:	US$154M
Y-0-Y Growth:	5%

Total FY2005 Sales:	US$634M
Total FY2004 Sales:	US$565M
Y-0-Y Growth:	12.2%

Source: Company data.
Notes: Fiscal year end: July 31.
(1) : Of which one vessel to be delivered in February 2007.

32

A Strong Combination Rationale Creation of strong “pure play” seismic company LTM revenues and EBITDA of c.$2.2BN and c.$0.8BN, respectively (1) Well positioned to benefit from the current strong business environment Strongly positioned for the future Best in class combination of geosciences personnel “Perfect fit” Strong business, geographic and client complementarities Combination of two complementary, recent vintage and well positioned data libraries Accretive transaction Expected to be highly accretive from year one to cash flow per share Expected to be accretive to EPS in 2008CY and broadly neutral in 2007CY to cash EPS (2) Estimated pre-tax run rate synergies of $65M annually Sound and optimised balance sheet / capital structure Enhance Shareholder Value Creation of strong global pure play seismic company Notes: The information herein is indicative and for discussion purposes only and constitutes forward looking statements. (1) LTM = Preliminary estimated last twelve months figures, as at June 30, 2006 for CGG and April 30, 2006 for Veritas, EBITDA before MCA include income from associates . (2) Earnings per share before implementation cost of synergies, transaction costs and impact of purchase accounting.

Strong Business Environment (1/2) Under-investment in Exploration has resulted in Reserve Replacement Issues for Oil Companies Organic Reserves Replacement Ratio Source: Herold, CS estimates. Note: The sample comprises AHC, BG, BP, CVX, COP, ENI, XOM, MRO, NHY, OMV, PCA, REP, RD/S, STO and TOT. A technological race in which Seismic Technology, being more and more utilized all along the E&P work flow, will play a key role Current investment cycle expected to be an extended cycle with key challenges and fundamental changes Growing energy consumption sustained by long-term demand from China & India E&P Capex to increase: 1.7% increase in production requires 8-10% increase in E&P spending Oil & Gas companies challenged to increase production and replace declining reserves in a more complex environment : Accelerate pace of exploration in new areas Revisit existing areas with new technologies Optimize reservoir management, maximize recovery rates 85% 153% 127% 70% 100% 107% 120% 127% 100% 60% 80% 100% 120% 140% 160% 180% 1997 1998 1999 2000 2001 2002 2003 2004 2005

Strong Business Environment (2/2) Azimuthal Distribution Geo Model Seismic: a high leverage in E&P performance requiring worldwide presence and technological leadership The key role of Seismic technology Image subtle targets in complex geology High resolution & wide azimuth 3D Enhance oil recovery rates Production seismic, including 4D and reservoir characterization Reduce uncertainties in reservoir model A broad base of Oil & Gas companies NOCs (1) focusing on developing their own reserves and going abroad IOCs (2) looking for new territories and maximizing the value of their own position through technology Notes: (1) National Oil Companies (2) Independent Oil Companies

No.1 Seismic “Pure Play” Selected Players in Services Selected Players in Services & Equipment Source: Company Data. (1) As at June 30, 2006 for CGG, Western Geco and PGS and April 30, 2006 for Veritas. (2) Unlisted entity 100%-owned by Schlumberger. 2006 LTM Revenues (1) 2006 LTM Revenues (1) Source: Company Data. (1) As at June 30, 2006 for CGG, Western Geco and PGS and April 30, 2006 for Veritas. (2) Unlisted entity 100%-owned by Schlumberger. No products sold outside WG. In $M In $M 780 1,097 1,389 CGG- Veritas Western- Geco CGG PGS Veritas 1,993 2,169

CGG-Veritas: A Compelling Industrial Rationale “Perfect fit” ð Creation of the leading seismic “pure play” Scale : LTM Revenues and EBITDA of c.$2.2BN and $0.8BN, respectively (1) Quality : Excellent fit (business, geographies, clients) and “best-in-class” combination of geoscientists Leading seismic fleet, homogeneous and well adapted to new technologies High-end land acquisition capabilities with strong local partnerships Combination of two complementary, recent vintage and well positioned libraries Creating the reference in Data Processing and Imaging Sercel’s technology, a common platform for CGG’s and Veritas’ seismic operations Well positioned to Lead the technological race Strengthen long term relationship with clients Improve financial performance and industrial flexibility through cycles Better positioned to benefit from the current strong market environment Better positioned for the longer term Source: Company data Notes: (1) LTM = Preliminary estimated last twelve months figures, as at June 30, 2006 for CGG and April 30, 2006 for Veritas.

Strong Fit Source: Presentation of full year results 2005, Company filings, equity research. Notes: Figures as of FYE (31 December 2005 for CGG and 31 July 2005 for Veritas) (1) FY 2005 reported business and geographical mix (2) Estimates (2005 Sales) Business Mix Geographic Mix Client Mix Balanced client portfolio with strong position in National Oil Companies International operators and Independents Enhanced client opportunities CGG Veritas (1) Combined (2) Global presence but strong in EAME and Latin America Strengths in North America & Asia Pacific Balanced geographic mix with increased exposure to Americas 32% 34% 34% Europe-Africa Asia Pacific ME Americas 21% 16% 63% Europe-Africa Asia Pacific ME Americas 44% 13% 23% 20% Land Offshore Data processing Sercel 37% 13% 36% 14% Land Offshore Data processing Sercel 58% 13% 29% Land Offshore Data processing

Offshore – World’s Leading 3D Fleet Sources: Company filings, equity research Notes: (1) Of which one vessel to be delivered in February 2007 (2) Of which one vessel to be delivered in November 2006 Leading seismic fleet both in total (20 vessels) and in large capacity 3D (14 vessels) Evenly distributed capacity between large (12+ streamers), medium (8 to 10) and smaller (6) size spreads Balanced distribution of fully owned, chartered, new built and fully depreciated capacity, providing flexible fleet management potential All vessels equipped with Sercel’s either solid or fluid streamers Offshore Seismic Vessels - Current 6+ Streamers 3-D Fleet (1) (1) Total Fleet (2D + 3D) 20 12 12 13 7 5 (2) Market estimated at c. $3.8BN in 2006 (c. $2.0BN in exclusive) 4 5 9 10 12 CGG-Veritas WesternGeco PGS CGG Veritas Fugro 14

Combined Fleet Overview Source: Company Data Notes: (1) Data relating to streamers: number x length in meters - type Geo Challenger 12 x 6,500 – solid Search 6 x 9,000 – fluid Orion 8 x 6,000 – fluid Venturer 1 x 12,000/4 x 4,000 – fluid Duke 1 x 7,200 – fluid Princess 1 x 12,000/3 x 4,000 – fluid Pacific Titan Chartered through summer 2006 1 x 12,000/ 2 x 4,000 – fluid Vantage 8 x 8,100 – solid Viking 8 x 8,100 – solid October upgrade: 10 x 8,100 Viking II 8 x 8,100 – solid Veritas (New build) Available February 2007 10 x 8,100 Pacific Sword 2 x 5,000 – fluid Voyager Activate June 06 1 x 10,000 – solid Seisquest 8 x 6,000 – hybrid CGG Veritas Large Capacity 3D 2D & Small Capacity 3D Symphony 10 x 8,000 – solid Amadeus 8 x 8,000 – fluid Alize 12 x 8,000 – fluid Harmattan 6 x 6,000 – fluid Føhn 8 x 6,000 – fluid Laurentian 6 x 6,000 – fluid (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1)

Multi-Client Libraries – Strong Fit, Enhanced Potential Combination of two complementary, recent vintage and well positioned libraries Combined LTM Revenues of $550M+ (1) Established standards of performance and management throughout the recent cycle Strong fit in Gulf of Mexico Veritas: West and Central CGG : Central and East Data merging provides potential for imaging enhancement and value creation Large fleet and combined geological basins expertise enhance business development potential Global library portfolio increasingly attractive to more clients Additional potential in North American Land provided by Veritas’ Land library Notes: (1) LTM = Preliminary estimated last twelve months figures, as at June 30, 2006 for CGG and April 30, 2006 for Veritas.

MC Library – Geographical Complementarities Alberta US Land GoM Brazil N. Sea Scotia Shelf N. Africa W. Africa Indonesia Australia Source: Company Data. Notes: MC = Multi-Client. Rounded figures 3D: 16,900 sq km 2D: 400 km 3D: 18,600 sq km 2D: 1,000 km 3D: 4,500 sq km 2D: 39,800 km 3D: 32,400 sq km 2D: 43,300 km 2D: 17,200 km CGG’s Multi-Client Library Veritas’ Multi-Client Library 3D: 37,000 sq km 2D: 6,300 km 3D: 93,700 sq km 2D: 24,000 km 3D: 38,000 sq km 2D: 44,400 km 3D: 12,600 sq km 3D: 15,000 sq km 2D: 4,900 km 3D: 38,000 sq km 2D: 44,900 km 3D: 30,000 sq km 3D: 10,000 sq km

Enhanced technological differentiation potential HPVA Seismovie Eye-D Multi-component Canadian Foothills Arctic Strong geographical expertise Eastern Hemisphere Strong focus on Middle-East Western Hemisphere Strong focus on North America Land – Geographical & Technological Fit Veritas CGG Market estimated at $2.3BN in 2006, with growing number of local players 80% of worldwide reserves on land Strategy Further development of strong local partnerships (e.g. Argas and CGG Ardeseis JVs in the Middle East) Technological developments key for high-end positioning and strong partnerships agreements Main Geographical Footprint Technological Expertise

xCGG Veritas Source: Company Data Land Operations in 2006 Average # of Crews Veritas: 12 CGG: 12 Main Locations in 2006

Data Processing and Imaging – Creating the Reference Leadership positions in particular: Depth imaging 4D processing and reservoir characterization Dedicated centers Accessible market estimated above $700M in 2006 Combination of two leaders : Personnel expertise and talents Innovative technology Quality of services Scale (revenues, geographic presence, client portfolio) Opportunity to create the reference in Data Processing and Imaging

Abu Dhabi Assen Data Processing and Imaging – Center Locations Source: Company Data Calgary Houston Rio Villahermosa Maracaibo / PLCruz Luanda Port Harcourt Tripoli Cairo London Paris Pau Aberdeen Stavanger Oslo Vienna Perth Moscow Mumbaï Muscat Kuala Lumpur CGG’s Open Centres CGG’s Single-Client Dedicated Centres Veritas’ Local Centres Veritas’ Regional Centres Caracas Buenos Aires Lagos Crawley Singapore Jakarta

Maintain leading edge technology and design-to-cost approach through sustained level of R&D Develop technology portfolio & secure access to technologies needed for future generation of products 428 XL - new land acquisition system SEAL/Sentinel - innovative solid streamer technology 20% equity stake in Cybernetix Increase focus on key markets and maintain high profit margins Keep on offering profitable new generation of products Source: Company data Solid Streamers 428 XL Sercel – A Proven Strategy

Sercel – Leader in Geophysical Equipment A strong top-line growth and 25% operating margin Strong and recurring financial performance Industry segment expected to continue to grow by double digits over the medium term Source: Company data

CGG-Veritas vs. Selected International Peers Sources: CGG’s estimates only. Other market participants may have different views as to their competitive positioning. Note: Selected international peers active in at least two of the above seismic sub-segments. Does not include a number of local players involved in Offshore, MC Libraries, Land, Data Processing or Products and/or international players focused on a single sub-segment Comprehensive Seismic Services & Products Offering YES YES Business Portfolio Offshore Land Data Processing Products MC Libraries : Strong activity : Low activity NO TGS NO PGS NO Fugro NO Western- Geco Input / Output Extensive seismic Services & Products offering Only publicly-listed pure play of this scale – – – – – – – Publicly-Listed “Pure Play” YES NO YES YES NO YES Not sold outside WG BGP – NO NO CGG-Veritas Main international players involved in at least two segments –

Key Transaction Terms

Consideration	▸ $75.00 (1) per Veritas share or c.$3.1BN (1) aggregate value ▸ Consideration for each Veritas share: • c.2.25 CGG ADSs with respect to c.51% of Veritas' shares (c.47.5M CGG ADSs) ; *or* • $75.00 in cash with respect to c.49% of Veritas' shares (2) (c.$1.5BN (3)) • Election process: ability for Veritas' stockholders to elect to receive stock or cash, subject to proration if either stock or cash is oversubscribed, and an equalization feature (4)
Implied Premium	▸ 33.5% to Veritas' closing share price of $56.16 (5) ▸ 34.7% to Veritas' 30-day average share price of $55.69 (5)
Governance / Management	▸ New Board of Directors to reflect the combined shareholders base ▸ Chairman and CEO: Robert Brunck ▸ Thierry Pilenko, current Chairman and CEO of Veritas, proposed to be appointed to the new Board of Directors ▸ Corporate Headquarters: Paris, France
Financing	▸ Fully committed debt financing for the cash portion through 18 months bridge loan

Notes :
(1) Based on the closing price of $33.33 of CGG ADS on the New York Stock Exchange on August 29, 2006.
(2) In lieu of c.2.25 CGG ADSs.
(3) Not including cash paid in respect of employee stock options in the transaction.
(4) Equalization feature will adjust the per share consideration upwards or downwards so that, at closing, each Veritas share receives consideration representing approximately equal value at that time. Equalization adjustment will, however, not increase or decrease the total amount of cash or the total number of ADSs to be issued in the transaction.
(5) As of August 29, 2006.

50

Key Steps of Implementation Agreement unanimously approved by CGG and Veritas’ Boards Merger Agreement signed Filings with regulatory and Stock Exchange authorities (anti-trust, SEC, AMF, ...) Veritas’ EGM and CGG’s EGM Expected closing around year end 2006, subject to receipt of all approvals (regulatory, shareholders, …)

Transaction Financing Cash component of c.$1.5BN Debt financing facility provided by Credit Suisse Strong combined cash flow generation resulting in significant debt pay-down capacity Commitment to optimized leverage balance sheet and sound financial discipline Current Ratings : CGG: BB- / Ba2 with “Stable Outlook” Veritas: BB / Ba3 with “Stable Outlook” Gearing ratio (1) expected to be below 30% by year-end 2008CY Notes: The information herein is indicative and for discussion purposes only and constitutes forward looking statements. (1) Defined as Net Debt / Shareholders’ Equity

Record Backlog Combined Entity Key Financials Source: Company data. (1) As at December 31. (2) As at January 31 of corresponding fiscal year. (3) As at September 1, 2006 for CGG and as at April 30, 2006 for Veritas. CGG (1) (2) (3) (In $M) Key Statistics Revenues (2) EBITDA (3) Total Capex Employees 1,389 452 294 (5) c. 4,000 + 780 376 196 (6) c. 3,000 2,169 828 489 c. 7,000 Combined Source: Company Data. Notes: CGG’s financials based on a average $ / € average rate for each quarter. (1) LTM = Preliminary estimated last twelve months figures, as at June 30, 2006 for CGG and April 30, 2006 for Veritas. (2) Operating revenues. (3) EBITDA before MC Amortization including income from associates. (4) Including income from associates. (5) Of which $53M in Multi-Client Library. (6) Of which $137M in Multi-Client Library. LTM Actual Data(1) Preliminary Pro Forma Estimates (In $M) CGG Veritas EBIT (4) 256 119 375 Products Services Veritas Combined 2003 2004 2005 Current 290 172 450 300 970 474 460 1,080 1,540

Expected Synergies Synergies Phasing Estimated at c.$20M (c. 50% of cost synergies) 80% in year 1 20% in year 2 Implementation Costs Transaction takes place in a context of strong industrial growth Expected synergies of $65M on a full year basis: One listed company versus two Redeployment of support resources towards operations Premises rationalization Additional revenue potential (enhanced Multi-Client library) 66% 100% Year 1 Year 2

Combined Future Organization & Governance Products Sercel Services Offshore Processing New Board of Directors to reflect the combined shareholder base Moving from an organization by Business Units to an organization based on: Two main operating regions and three transverse products lines Combined skills and best practices Main Management Offices Headquarters: Paris, France Sercel: Nantes, France Services: Massy, France Western Hemisphere: Houston, US Eastern Hemisphere: Massy, France Integration Committees (synergies, organization, technologies) Land Western Hemisphere Eastern Hemisphere Project for the New Business Organization

A World Class Oil & Gas Services Stock Well-known to Oil & Gas investors Premier investment vehicle providing direct exposure to Seismic sector Scale Investors’ preference for pure plays A leading stock within the global Oil & Gas Services / Seismic sector Increased pro forma liquidity based on a combined free float of about $4.5BN(1) Listing on Euronext Paris (since 1981) and ADS listing on the NYSE (since 1997), supported by CGG’s presence in the US for more than 30 years Increased weight in current indices and potential inclusion in others should increase CGG-Veritas’ visibility Compliant with best-in class disclosure standards Notes: The information herein is indicative and for discussion purposes only and constitutes forward looking statements. (1) Based on the closing price of $33.33 of CGG’s ADSs on the New York Stock Exchange on August 29, 2006 and assuming acquisition of 100% of Veritas.

3. Conclusion – A Compelling Transaction

A Compelling Transaction for CGG’s & Veritas’ Shareholders Strong 2nd quarter / H1 2006 results Creation of the No.1 seismic “pure play” Better positioned for today and for the future Scale Perfect business and technological fit $75.00 (1) value per Veritas share, approximately half CGG stock / half cash Optimized leverage balance sheet Estimated annual pre-tax run-rate synergies of $65M Accretive transaction: Expected to be accretive in 2008CY on EPS basis and broadly neutral in 2007CY on Cash EPS (2) basis Expected to be highly accretive on CFPS (3) from year one Management track record to deliver Notes : The information herein is indicative and for discussion purposes only and constitutes forward looking statements. Based upon the closing price of $33.33 of CGG’s ADS on the New York Stock Exchange on August 29, 2006 Earnings before implementation cost of synergies, transaction costs and impact of purchase accounting Cash Flow per Share Creating a Leading Global Geophysical Services & Equipment Company

Appendix

CGG’s Balance Sheet (€M) 06/06 $ 1,27 12/05 $ 1,18 06/06 $ 1,27 12/05 $ 1,18 Currents Assets 532 492 Currents liabilities 313 338 Cash & Cash Equivalent 206 112 Financial Debt / Current Portion 56 167 Financial Debt / Non-Current Portion 393 242 Total Financial Debt 448 409 Property, Plant & Equipment 485 480 Non-Current Liabilities 87 96 Net Intangible Assets 361 389 Other Non-Current Assets 90 91 Conversion Option 0 11 Total Non-Current Assets 936 961 Minority Interests 23 12 Shareholders Equity 803 699 Total ASSETS 1 674 1 565 Total LIABILITIES 1 674 1 565 Net Working Capital 219 154 Net Debt 243 296 Capital Employed 1 068 1 018 Gearing 30% 42%

CGG’s Activities Distribution Land crews Processing Centers Sercel Facilities Seismic 3D Vessels Seismic 2D vessels As of September 1st 2006